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                                                                    EXHIBIT 10.1


                                                                    (NOVELLUS I)

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

        THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of April 13, 2001, is entered into by and among:

                  (1) NOVELLUS SYSTEMS, INC., a California corporation
         ("Lessee");

                  (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Head Lessor");

                  (3) ABN AMRO LEASING, INC., an Illinois corporation
         ("Lessor");

                  (4) Each of the financial institutions listed in Schedule I to the Participation Agreement referred to in Recital A below (collectively, the "Participants"); and

                  (5) ABN AMRO BANK N.V., as agent for the Participants (in such capacity, "Agent").

                                    RECITALS

        A. Lessee, Head Lessor, Lessor, Participants and Agent are parties to a Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

        B. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Lessee thereunder (such removed property to be referred to herein as the "Novellus IV Property"), and (2) make certain other changes. (The property remaining in Facility 2 after the removal of the Novellus IV Property shall be referred to herein as the "Remaining Facility 2 Property".)

         C. Head Lessor, Lessor, Participants and Agent are willing so to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in this Amendment.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Head Lessor, Lessor, the Participants and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other

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capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, the Participation Agreement is hereby amended as follows:

               (a) Subparagraph 2.06(a) is amended by changing clause (iii)(D) to read in its entirety as follows:

                        (D) the purchase price paid by any Person (except as
               otherwise provided in clause (i) above) to purchase the Property under such Facility (whether after the retention of such Property by Lessor following the Expiration Date of the Lease Agreement for such Facility, upon foreclosure or otherwise);

               (b) Subparagraph 4.01(g) is amended to read in its entirety as follows:

                   (g) Litigation. Except as set forth in the most recent
             Form 10-Q and 10-K reports filed by Lessee with the Securities and Exchange Commission, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Lessee, threatened against Lessee or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Lessee of the Operative Documents or the transactions contemplated thereby.

                (c) Subparagraph 4.01(k) is amended to read in its entirety as follows:

                      (k) No Agreements to Sell Assets; Etc. Neither Lessee nor
               any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Lessee or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Lessee or any of its Subsidiaries or to enter into any agreement with respect thereto, except for sales, mergers, consolidations or reorganizations permitted by Subparagraph 5.02(c), 5.02(d) or 5.02(e).

                 (d) Subparagraph 4.01(l) is amended by changing clause (i) to read in its entirety as follows:

                      (i) Based on the most recent valuation date for any
               Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) does not exceed an amount equal to $10,000,000. No Pension Plan has failed to meet the minimum funding standard of Code Section 412 (whether or not waived under Code Section 412(d)) or failed to make by its due date a required installment under Code Section 412(m). Neither Lessee nor

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               any ERISA Affiliate has any liability with respect to any
               post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA) that is reasonably likely to have a Material Adverse Effect.

                  (e) Subparagraph 4.01(n) is amended to read in its entirety as follows:

                      (n) Patent and Other Rights. Except as set forth in
               Schedule 4.01(g), Lessee and its Subsidiaries own, license or otherwise have the right to use, under validly existing agreements, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, except where the failure to have any such rights, either individually or collectively, is not reasonably likely to have a Material Adverse Effect.

                  (f) Subparagraph 4.01(q) is amended to read in its entirety as follows:

                      (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) (as
               supplemented by Lessee from time to time in a written notice to Agent) is a complete list of all of Lessee's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the percentages of shares of each such class owned directly or indirectly by Lessee.

                  (g) Paragraph 4.01 is further amended by (i) deleting Subparagraph 4.01(v) and (ii) changing the designation of Subparagraph 4.01(w) to "(v)".

                  (h) Subparagraph 5.01(a) is amended by (i) changing clauses
         (iii) and (v) to read in their entireties as follows:

                      (iii) Contemporaneously with the quarterly and year-end
               Financial Statements required by the foregoing clauses (i) and
               (ii), a compliance certificate of the president or chief financial officer of Lessee which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto; and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03;

                      (v) As soon as possible and in no event later than five
               (5) Business Days after any Senior Officer of Lessee knows of the occurrence or existence of (A) any Reportable Event (excluding any Reportable Event for which the provision of a 30-day notice to the PBGC has been waived by regulation) under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Lessee or any of its Subsidiaries involving potential monetary damages payable by Lessee or its Subsidiaries of $10,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the president or chief financial officer of Lessee setting forth

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              details of such event, condition or Default and the action which
              Lessee proposes to take with respect thereto;

         (ii) deleting clause (vii) and (iii) changing the designations of clauses (viii), (ix) and (x) to "(vii)", "(viii)" and "(ix)", respectively.

              (i) Subparagraph 5.01(e) is amended to read in its entirety as follows:

                      (e) Governmental Charges and Other Indebtedness. Lessee
               and its Subsidiaries shall promptly pay and discharge when due
               (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of Lessee or its Subsidiaries and (iii) subject to any subordination provisions applicable thereto, all other indebtedness; except where (A) the failure to pay any such taxes, other Governmental Charges or indebtedness, either alone or collectively, is not reasonably likely to have a Material Adverse Effect and (B) any such taxes, other Governmental Charges or indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves as required by GAAP are maintained.

               (j) Paragraph 5.01 is further amended by (i) deleting Subparagraphs 5.01(h) and 5.01(i) and (ii) adding a new Subparagraph 5.01(h) to read in its entirety as follows:

                      (h) Related Credit Agreement. If at any time the financial covenants set forth in Paragraph 5.03 (or any applicable definition used therein) differs from the financial covenants set forth in the Related Credit Agreement (or any applicable definition used therein), Lessee shall execute such amendments to this Agreement as Lessor or Required Participants may reasonably request to conform the financial covenants set forth in Paragraph
               5.03 (or any applicable definition used therein) with such financial covenants set forth in the Related Credit Agreement.

               (k) Subparagraph 5.02(a) is amended by (i) changing clauses (iii) and (iv) to read in their entirety as follows:

                      (iii) Synthetic Lease Obligations, provided that the
               aggregate principal amount thereof (including the Outstanding Lease Amounts hereunder) outstanding at any time does not exceed $595,000,000;
                      (iv) Indebtedness of Lessee and its Subsidiaries listed in
               Schedule 5.02(a) and existing on April 13, 2001 (including committed but undrawn amounts);

        and (ii) changing the reference to "clause (ii), (iii) or (v)" in clause
        (ix) to "clause (ii) or (iv)".

               (l) Subparagraph 5.02(b) is amended by changing clauses (ii) and
        (x) to read in their entireties as follows:


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                     (ii) Liens securing the Related Credit Obligations or
              Synthetic Lease Obligations;

                      (x) Judgement Liens, provided that such Liens do not have
               a value in excess of $10,000,000 or such Liens are released, stayed, vacated or otherwise dismissed within twenty (20) days after issue or levy and, if so stayed, such stay is not thereafter removed;

              (m) Subparagraph 5.02(c) is amended by changing clause (vi) to read in its entirety as follows:

                      (vi) Sales or other dispositions of assets and property by
               Lessee to any of Lessee's Subsidiaries or by any of Lessee's Subsidiaries to Lessee or any of its other Subsidiaries, provided the terms of any such sales or other dispositions by or to Lessee (other than sales or other dispositions by Lessee to any of Lessee's wholly owned Subsidiaries or by any of Lessee's wholly owned subsidiaries to Lessee, except for sales or dispositions by Lessee which, either singly or in the aggregate with respect to all such sales or dispositions, would involve all or substantially all of the assets or property of Lessee or which would render Lessee incapable of performing its obligations under the Operative Documents) are on terms which are no less favorable to Lessee than would prevail in the market for similar transactions between unaffiliated parties dealing at arms length;

               (n) Subparagraph 5.02(d) is amended by changing clause (iii)(C) thereof to read in its entirety as follows:

                      (C) The aggregate cost of any such merger, consolidation,
               establishment or acquisition does not exceed the amounts permitted under clause (v) of Subparagraph 5.02(e) (except for Lessee's cost of acquiring Gasonics International Corporation, which shall not be subject to such limitation).

              (o) Subparagraph 5.02(e) is amended to read in its entirety as follows:

                     (e) Investments. Neither Lessee nor any of its Subsidiaries
              shall make any Investment except for Investments in the following:

                             (i) Investments permitted by the investment policy
                      of Lessee duly approved by the Board of Directors of Lessee and in effect at the time of such Investment;

                            (ii) Investments held by Gasonics International
                     Corporation on the date Gasonics International Corporation is acquired by Lessee;

                            (iii) Any transaction permitted by Subparagraph
                     5.02(a);

                             (iv) Investments by Lessee in the "Tranche A"
                      portion of synthetic leases in which it is the lessee and which constitute Economically Defeased Synthetic Lease Obligations;


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                             (v) Investments in joint ventures and strategic
                      alliances, provided that the aggregate amount of such Investments does not exceed in any fiscal year two and one-half percent (2 1/2%) of the tangible assets of Lessee and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, on the last day of the immediately preceding fiscal year; and

                             (vi) Other Investments, provided that the aggregate
                      amount of such other Investments plus the aggregate cost of all mergers and consolidations consummated, Subsidiaries established and Subsidiaries and assets acquired by Lessee pursuant to Subparagraph 5.02(d) (excluding Lessee's acquisition of Gasonics International Corporation) does not exceed in any fiscal year (A) $100,000,000 for any amounts paid in cash and (B) $500,000,000 for any amounts paid with shares of common stock of Lessee (as determined according to the stock price of such shares on the date of transfer) and accounted for on a pooling basis in accordance with GAAP.

               (p) Paragraph 5.02 is further amended by (i) deleting Subparagraph 5.02(i) and (ii) changing the designation of Subparagraph 5.02(j) to "(i)".

              (q) Paragraph 5.03 is amended to read in its entirety as follows:

                      5.03. Lessee's Financial Covenants. Until the termination
               of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following financial covenants, unless Lessor and Required Participants shall otherwise consent in writing:

                             (a) Funded Indebtedness/Capital Ratio. Lessee shall
                      not permit its Funded Indebtedness/Capital Ratio on any day set forth below to be greater than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter               0.40 to 1.00.

                            (b) Quick Ratio. Lessee shall not permit its Quick
                     Ratio on any day set forth below to be less than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter               1.50 to 1.00.

                             (c) Debt Service Coverage Ratio. Lessee shall not
                      permit its Debt Service Coverage Ratio for any fiscal quarter ending on any day set forth below to be less than the ratio set forth opposite such day below:

                             The last day of any
                                    fiscal quarter               3.50 to 1.00.


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                             (d) Tangible Net Worth. Commencing on December 31,
                      2000, Lessee shall not permit its Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date") to be less than the sum on such determination date of the following:

                                   (i) $664,477,000.00 (the approximate amount
                            of Lessee's Tangible Net Worth on December 31,
                            1999);

                                                           plus

                                   (ii) Seventy-five percent (75%) of the sum of
                            (A) Lessee's consolidated annual net income for its fiscal year ending December 31, 2000 (ignoring any annual loss); plus (B) the sum of Lessee's consolidated quarterly net income (ignoring any quarterly losses) for each fiscal quarter ending after December 31, 2000 through and including the fiscal quarter ending on the determination date;

                                                           plus

                                   (iii) One hundred percent (100%) of the Net
                            Proceeds of all Equity Securities issued by Lessee and its Subsidiaries (to Persons other than Lessee or its Subsidiaries) during the period commencing on December 31, 1999 and ending on the determination date;

                                                           plus

                                   (iv) One hundred percent (100%) of the
                            principal amount of all debt securities of Lessee and its Subsidiaries converted into Equity Securities of Lessee and its Subsidiaries during the period commencing on December 31, 1999 and ending on the determination date.

                      provided, however, that in no case shall Lessee permit its Tangible Net Worth on December 31, 2000 to be less than $1,260,000,000.00.

                     (e) Minimum Cash Balances. Lessee shall not permit its Cash
              Balances on any date to be less than the remainder of:

                                    (i) The aggregate amount on such date of all
                             Synthetic Lease Obligations of Lessee and its Subsidiaries that (A) would be attributable to principal if such obligations were treated as loan obligations and (B) become due within one (1) year of such date;

                                                          minus

                                    (ii) The sum of (A) all cash of Lessee and
                             its Subsidiaries on such date and (B) the market value of Cash Equivalents and short-term marketable securities (that are

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                             classified as current assets in accordance with
                             GAAP) of Lessee and its Subsidiaries on such date to the extent such cash, Cash Equivalents and short-term marketable securities secure payment of the current Synthetic Lease Obligations referred to in clause (i) above.

                  (In calculating the market value of Cash Equivalents and short-term marketable securities under this subparagraph, Cash Equivalents and short-term marketable securities shall be marked to market quarterly.)

                  (r) Paragraph 7.01 is amended by changing the notice
            addresses, etc. for Lessee, Lessor and Agent set forth therein to read in their entireties as follows:

                      Lessee:       Novellus Systems, Inc.
                                    4000 North First Street
                                    San Jose, CA 95134
                                    Attn:  Treasurer
                                    Telephone:  (408) 432-5339
                                    Fax No: (408) 545-3009

                      Lessor:       ABN AMRO Leasing, Inc.
                                    c/o ABN AMRO Bank N.V.
                                    135 South LaSalle Street, Suite 740
                                    Chicago, IL 60603
                                    Attn: David M. Shipley
                                    Telephone: (312) 904-2183
                                    Fax No: (312) 904-6217

                      Agent:        ABN AMRO Bank N.V.
                                    Agency Services
                                    208 South LaSalle Street, Suite 1500
                                    Chicago, IL 60604
                                    Attn: Josephine O'Brien
                                    Telephone:  (312) 992-5091
                                    Fax: (312) 992-5157

                                    with copies to:

                                    ABN AMRO Bank N.V.
                                    101 California Street, Suite 4550
                                    San Francisco, CA  94111-5812
                                    Attn:  Joe Endoso
                                    Telephone:  (415) 984-3718
                                    Fax:  (415) 362-3524

                                       and

                                    ABN AMRO Bank N.V.
                                    Credit Administration

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                                    208 South LaSalle Street, Suite 1500
                                    Chicago, IL 60604
                                    Attn:  Gregory Miller
                                    Telephone:  (312) 992-5116
                                    Fax:  (312) 992-5111

               (s) Schedule 1.01 is amended by changing the definitions of the following terms appearing therein to read in their entireties as follows:

                  "Adjusted Net Income" shall mean, with respect to Lessee for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                              (a) The net income or net loss of Lessee and its
                        Subsidiaries for such period before provision for income taxes;

                                                        plus

                              (b) The sum (to the extent deducted in calculating
                        net income or loss in clause (a) above) of (i) all Interest Expenses of Lessee and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expenses of Lessee and its Subsidiaries accruing during such period, and (iii) all rental expenses of Lessee and its Subsidiaries accruing during such period (including Base Rent under the Lease Agreements but excluding any Base Rent or other rental expenses that are capitalized by the lessor during such period);

                                                       minus

                              (c) Fifty percent (50%) of all Capital
                        Expenditures of Lessee and its Subsidiaries accruing during such period.

                  "Agent's Fee Letter" shall mean collectively the letter
            agreement dated as of July 20, 1998 between Lessee and Agent regarding certain fees payable by Lessee to Agent and the letter agreements dated as of October 11, 2000 and December 5, 2000 between Lessee and Agent regarding certain other fees payable by Lessee to Agent.

                  "Debt Service Coverage Ratio" shall mean, with respect to
            Lessee for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                              (a) The Adjusted Net Income of Lessee for such
                        period;

                                                     to

                              (b) The sum of (i) all Interest Expenses of Lessee
                        and its Subsidiaries accruing during such period, (ii) all rental expenses of Lessee and its Subsidiaries accruing during such period (including Base Rent under the Lease Agreements but excluding any Base Rent or other rental

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                        expenses that are capitalized by the lessor during such
                        period), and (iii) 25% of all payments of principal (or, in the case of Capital Leases, amounts attributable to principal) of Funded Indebtedness (excluding Synthetic Lease Obligations) paid or scheduled to be paid by Lessee and its Subsidiaries due within one year.

                  "EBITDA" shall mean, with respect to Lessee for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                              (a) The net income or net loss of Lessee and its
                        Subsidiaries for such period before provision for income taxes;

                                                        plus

                              (b) The sum (to the extent deducted in calculating
                        net income or loss in clause (a) above) of (i) all Interest Expenses of Lessee and its Subsidiaries accruing during such period and (ii) all depreciation and amortization expenses of Lessee and its Subsidiaries accruing during such period.

                  "Funded Indebtedness" of any Person shall mean, without
            duplication:

                              (a) All obligations of such Person evidenced by
                        notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

                              (b) All obligations of such Person for the
                        deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price but excluding trade payables incurred by such Person in the ordinary course of its business on ordinary terms and not overdue) and all Synthetic Lease Obligations of such Person (excluding the Economically Defeased Portion of Synthetic Lease Obligations);

                              (c) All obligations of such Person under
                        conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

                              (d) All obligations of such Person as lessee under
                        or with respect to Capital Leases.

                        "Lease Reduction Payments" shall mean each of the
                  following to the extent applied to reduce the Outstanding Lease Amount under either Facility pursuant to the Operative
                  Documents:

                              (a) The Principal Component of Base Rent paid
                        under such Facility;


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                              (b) Casualty and Condemnation Proceeds with
                        respect to such Facility;

                              (c) The purchase price paid for the Property (or
                        any portion thereof) by Lessee, an Assignee Purchaser or a Designated Purchaser pursuant to the Purchase Agreement for such Facility;

                              (d) The Residual Value Guaranty and Indemnity
                        Amount paid by Lessee pursuant to the Purchase Agreement for such Facility;

                              (e) Any proceeds received by Lessee from any sale
                        of the Property under such Facility after the Expiration Date for such Facility if such Property is retained by Lessor after such Expiration Date pursuant to the applicable Purchase Agreement;

                              (f) Any proceeds received by any Lessor Party from
                        the exercise of any of its remedies under the Operative Documents after the occurrence of an Event of Default under the Lease Agreement for such Facility; and

                              (g) Any other amount received by Lessor that
                        Lessee, Lessor and Agent agree shall be applied to reduce the Outstanding Lease Amount under a Facility.

                        "Material Casualty" shall mean any Casualty to the
                  Property that alone, or in combination with any prior Casualties to the Property for which repairs to restore the Property to its prior condition have not been completed, will require repairs costing $2,500,000 or more to restore the Property to its prior condition.

                        "Operative Documents" shall mean and include the
                  Participation Agreement, the Head Lease Agreements, the Lease Agreements, the Facility 2 Construction Agency Agreement, the Purchase Agreements, the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement, the Assignment of Lease, the Agent's Fee Letter, the Agent's Syndication Letter and the Lessor's Fee Letter; all other notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party pursuant to Paragraph 3.01 of the Participation Agreement; all notices, requests, certificates, documents, instruments and agreements required to be delivered to any Lessor Party in connection with any of the foregoing on or after the date of the Participation Agreement; and all Rate Contracts provided to Lessee by any Participant to hedge against fluctuations in the LIBOR Rental Rate under either or both Lease Agreements. (Without limiting the generality of the preceding definition, the term "Operative Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

                        "Pension Plan" shall mean any Employee Benefit Plan
                  subject to Title IV of ERISA that either Lessee or any ERISA Affiliate maintains or contributes to or has any obligation under.


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                        "Quick Ratio" shall mean, with respect to Lessee at any
                  time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                             (a) The remainder of (i) the sum (without
                      duplication) of all cash, Cash Equivalents, short-term investments and net accounts receivable of Lessee and its Subsidiaries at such time, minus (ii) the sum (without duplication) of all such cash, Cash Equivalents, short-term investments and net accounts receivable that are subject to a Lien or are otherwise restricted;

                                                     to

                              (b) The current liabilities of Lessee and its
                        Subsidiaries at such time.

            (In calculating the Quick Ratio, Cash Equivalents and short-term investments shall be marked to market quarterly.)

            (t) Schedule 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the definitions of the following terms to read in their entireties as follows:

                        "Cash Balances" shall mean, with respect to Lessee and
                  its Subsidiaries at any time, the sum, determined on a consolidated basis in accordance with GAAP, of (a) the unrestricted, unencumbered cash of Lessee and its Subsidiaries at such time and (b) the market value of unrestricted, unencumbered Cash Equivalents and short-term marketable securities (that are classified as current assets in accordance with GAAP) of Lessee and its Subsidiaries at such time. (In calculating Cash Balances, Cash Equivalents and short-term marketable securities shall be marked to market quarterly.)

                        "Economically Defeased Portion of Synthetic Lease
                  Obligations" shall mean the remainder of (a) the sum of the "Tranche A" portions, "Tranche B" portions and "Tranche C" portions of leases constituting Economically Defeased Synthetic Lease Obligations, minus (b) the aggregate amount of the "Tranche A" portions of such leases that the lessee has sold, assigned or otherwise transferred to any other Person.

                        "Economically Defeased Synthetic Lease Obligations"
                  shall mean Synthetic Lease Obligations under synthetic leases in which the lessee has secured the "Tranche B" portion of such leases and the "Tranche C" portion of such leases with cash and/or Cash Equivalents and initially has purchased a 100% participation interest in the "Tranche A" portion of such leases.

                        "Synthetic Lease Obligations" shall mean the monetary
                  obligations of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

            (u) Schedules 4.01(g) and 5.02(e) are deleted.

            (v) Schedule 5.02(a) is amended to read in its entirety as set forth in the counterpart schedule hereto.

            (w) Exhibit A is amended by deleting therefrom (i) Part 2 describing Tract 2 (3940 and 3950 N. First St.), (ii) Part 5 describing Tract 5 (90 Headquarters Drive) and (iii) that certain portion of Part 1 describing Tract 1 (3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476.

            (x) Exhibits E, F(1) and F(2) are hereby amended by changing the notice address appearing therein to the following:

                      ABN AMRO Bank N.V.
                      Agency Services
                      208 South LaSalle Street, Suite 1500
                      Chicago, IL  60604
                      Attn:  Josephine O'Brien

      3. AMENDMENTS TO OTHER OPERATIVE DOCUMENTS. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, the Lease Agreements, Purchase Agreements and Facility 2 Construction Agency Agreement are hereby amended by changing the notice address appearing in the exhibits thereto in the same manner as provided in the immediately preceding subparagraph 2(x).

      4. REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraphs 2 and 3 above, the following will be true and correct on the Effective Date (as defined below):

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b) No Default has occurred and is continuing; and

            (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

      5. EFFECTIVE DATE. Lessee shall deliver to Agent a written notice specifying the effective date for this Amendment ("Effective Date"), which date shall be a Business Day prior to April 27, 2001. Lessee shall deliver such notice to Agent at least five (5) Business Days prior to the Effective Date. The amendments effected by Paragraphs 2 and 3 above shall then become effective on the Effective Date, subject to receipt by Lessor, Agent and the Participants, on or prior to such date, of the following, each in form and substance satisfactory to Lessor, Agent, Participants and their respective counsel:

            (a) This Amendment duly executed by Head Lessor, Lessor, Lessee, each Participant and Agent;

            (b) A First Amendment to Facility 1 Lease Agreement in the form of Exhibit A hereto, duly executed by Lessee and Lessor and appropriately notarized for recording;

            (c) A First Amendment to Facility 2 Lease Agreement in the form of Exhibit B hereto, duly executed by Lessee and Lessor and appropriately notarized for recording;

            (d) A Second Amendment to Facility 2 Head Lease Agreement in the form of Exhibit C hereto, duly executed by Head Lessor and Lessor;

            (e) A First Amendment to Assignment of Lease in the form of Exhibit D hereto, duly executed by Lessor and Agent and appropriately notarized for recording;

            (f) A First Amendment to Construction Deed of Trust in the form of Exhibit E hereto, duly executed by Lessor and Agent and appropriately notarized for recording;

            (g) An Amendment to the Memorandum of Purchase Agreement for Facility 2 to reflect the removal of the Novellus IV Property from Facility 2, duly executed by Lessee and Lessor and appropriately notarized for recording;

            (h) An Amendment to the Memorandum of Head Lease Agreement for Facility 2 to reflect the removal of the Novellus IV Property from Facility 2, duly executed by Head Lessor and Lessor and appropriately notarized for recording;

            (i) Evidence that the title company issuing the title endorsements pursuant to clause 5(j) below is prepared to record each of the documents delivered pursuant to clauses 5(b), 5(c), 5(e), 5(f), 5(g) and 5(h) above in the Official Records of the County of Santa Clara, California;

            (j) Such endorsements as Lessor and Agent may reasonably request to each of (i) the ALTA extended coverage owner's interim title insurance binder for the Property insuring Lessor's fee simple title therein issued in connection with the closing of the Participation Agreement, (ii) the ALTA extended coverage lender's policy of title insurance for the Property insuring the validity and priority of the Lease Agreements in connection with the closing of the Participation Agreement, and (iii) the ALTA extended coverage lender's policy of title insurance for the Property insuring the validity and priority of the Lessor Deed of Trust issued in connection with the closing of the Participation Agreement;

            (k) The following Appraisals, each dated as of a recent date prior to the Effective Date:

                  (1) An Appraisal that assesses the Fair Market Value of the
            Remaining Facility 2 Property, as of the date of such Appraisal, at not less than the remaining

            Outstanding Lease Amount under Facility 2 after application of the Lease Reduction Payment delivered by Lessee pursuant to clause 5(r) below; and

                  (2) An Appraisal that assesses the Fair Market Value of the
            Remaining Facility 2 Property, as of the Scheduled Expiration Date, at not less than the remaining Outstanding Lease Amount under Facility 2 after application of the Lease Reduction Payment delivered by Lessee pursuant to clause 4(r) below;

            (l) An as-built survey of each of the Facility 1 Property and the Remaining Facility 2 Property (a) prepared and dated not more than two (2) months prior to the Effective Date by a registered surveyor reasonably satisfactory to Agent, (b) certified as correct and as (i) having been made in accordance with the most recent standards for "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM, and (ii) meeting the accuracy requirements of a Class A survey (as defined therein) and including items 1-5, 7-13 and 15 of Table 3 thereof, and (c) disclosing, among other things, (i) the location of the perimeter of the Property by courses and distances, (ii) all easements and rights-of-way, whether above or underground, (iii) the lines of the street abutting the Property and the width thereof, (iv) encroachments, if any, and the extent thereof in feet and inches upon the Property, and (v) all boundary and lot lines, and all other matters that would be disclosed by inspection of the Property and the public records;

            (m) A certificate of the Chief Financial Officer or Treasurer of Lessee, addressed to Lessor and Agent and dated the Effective Date, certifying that:

                  (1) The representations and warranties set forth in Paragraph
            4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

                  (2) No Default has occurred and is continuing as of such date;

                  (3) All of the Operative Documents are in full force and
            effect on such date;

            (n) A Certificate of Good Standing (or comparable certificate) for Lessee, certified as of a recent date prior to the Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

            (o) A Certificate of the Secretary of Lessee, dated the Effective Date, certifying that (i) that attached thereto are true and correct copies of Articles of Incorporation and Bylaws of Lessee as in effect on the Effective Date; and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lessee and continuing in effect, which authorize the execution, delivery and performance by Lessee of this Amendment and the consummation of the transactions contemplated hereby;

            (p) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Effective Date, certifying the incumbency, signatures and authority of the officers of Lessee authorized to execute, deliver and perform this Amendment and all other documents, instruments or agreements related thereto executed or to be executed by Lessee;

            (q) A favorable written opinion of Morrison & Foerster, LLP, counsel to Lessee, dated the Effective Date, addressed to Agent for the benefit of Lessor, Agent and the Participants, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

            (r) A Lease Reduction Payment of $44,813,000, to be applied to reduce the Outstanding Lease Amount under Facility 2 and to be shared by the Participants pro rata according to their respective Outstanding Participation Amounts under Facility 2 on the Effective Date;

            (s) An amendment fee for each Participant equal to 0.125% of such Participant's aggregate Outstanding Participation Amount under both Facilities on the Effective Date;

            (t) All fees and expenses payable to the Lessor Parties on or prior to the Effective Date (including all Agent's Fees);

            (u) All fees and expenses of Lessor's and Agent's counsels through the Effective Date, to the extent set forth in statements of such counsels delivered to Lessee one or more days prior to the Effective Date; and

            (v) Such other evidence as Lessor, Agent or any Participant may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

      6. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

      7. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        IN WITNESS WHEREOF, Lessee, Head Lessor, Lessor, Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.

LESSEE:                             NOVELLUS SYSTEMS, INC.

                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________


HEAD LESSOR:                        LEASE PLAN NORTH AMERICA, INC.

                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________


LESSOR:                             ABN AMRO LEASING, INC.

                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________


AGENT:                              ABN AMRO BANK N.V.

                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________


                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________


PARTICIPANTS:                       ABN AMRO BANK N.V.

                                    By:___________________________
                                         Name:______________________
                                       Title:_______________________

                                    By:___________________________
                                         Name:______________________
                                         Title:_______________________

                                     KEYBANK NATIONAL ASSOCIATION

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     THE SUMITOMO BANK, LIMITED

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN
                                     FRANCISCO AGENCY

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     THE BANK OF NOVA SCOTIA

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     COMERICA BANK-CALIFORNIA

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________

                                     FLEET NATIONAL BANK

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     BANQUE NATIONALE DE PARIS

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     CREDIT LYONNAIS LOS ANGELES BRANCH

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     THE FUJI BANK, LIMITED

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________



                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION, LOS ANGELES AGENCY

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________

                                     SOCIETE GENERALE

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     CALIFORNIA BANK & TRUST, formerly known
                                     as "The Sumitomo Bank of California"

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________



                                     SANWA BANK CALIFORNIA

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     ABN AMRO LEASING, INC.

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________

                                     GENERAL ELECTRIC CAPITAL CORP.

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     WELLS FARGO BANK

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________


                                     NATIONAL CITY BANK

                                     By:___________________________
                                          Name:______________________
                                          Title:_______________________

                                SCHEDULE 5.02(a)

                              EXISTING INDEBTEDNESS


FINANCIAL INSTITUTION              CURRENCY                AMOUNT           FACILITY TYPE
---------------------              --------                ------           -------------
Bank of Tokyo Mitsubishi             JPY              1,300,000,000        Line of Credit
Bank of Tokyo Mitsubishi             JPY                520,000,000        Line of Credit
Sanwa Bank                           JPY              2,400,000,000        Line of Credit
Sumitomo Bank                        JPY                500,000,000        Line of Credit
ABN AMRO Bank                        USD                     97,000          Standby L/C
Malayan Banking Berhad                RM                     30,000        Bank Guarantee Facility


                                   5.02(a)-1

                                    EXHIBIT A

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  John Rivers, Esq.
------------------------------------------------------------------------------
                 FIRST AMENDMENT TO FACILITY 1 LEASE AGREEMENT,
         AND PARTIAL RELEASE OF DEED OF TRUST WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

      THIS FIRST AMENDMENT TO FACILITY 1 LEASE AGREEMENT, AND PARTIAL RELEASE OF DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of April 13, 2001, is entered into by and between:

            (1) NOVELLUS SYSTEMS, INC., a California corporation ("Lessee"); and

            (2) ABN AMRO LEASING, INC., an Illinois corporation, as lessor under the Facility 1 Lease Agreement (as defined below) and as trustee under the deed of trust contained therein ("Lessor").

                                    RECITALS

      A. Lessee, Lease Plan North America, Inc. ("Head Lessor"), Lessor, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and ABN AMRO BANK, N.V., as agent for the Participants (in such capacity, "Agent"), are parties to that certain Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

        B. Pursuant to the Participation Agreement, Lessee and Lessor executed a Facility 1 Lease Agreement, Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1998, affecting certain real property located in Santa Clara County, California, described in Exhibit A thereto (the "Facility 1 Lease Agreement"). The Facility 1 Lease Agreement was recorded in the Official Records of Santa Clara County, California, on September 1,1998, as Document No. 14367291.

        C. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Lessee thereunder and (2) make certain other changes.

      D. Pursuant to a Second Amendment to Participation Agreement dated as of April 13, 2001 (the "Second Amendment to Participation Agreement") among Lessee, Head Lessor, Lessor, Participants and Agent, Head Lessor, Lessor, Participants and Agent have agreed to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in the Second Amendment to Participation Agreement, including without limitation, the execution and delivery by Lessee of this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee and Lessor hereby agree as follows:

      1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

      2. AMENDMENTS TO THE FACILITY 1 LEASE AGREEMENT.

            (a) Subparagraphs 2.07(a) and 2.07(b) are hereby amended by changing the introductory clause "As security for the Lessee Obligations," in each to "As security for the Lessee Obligations under Facility 1."

            (b) Subparagraph 3.07(a) is amended to read in its entirety as follows:

                  (a) Lessee's Covenants. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall not create, incur, assume or permit to exist any Lien or easement on or with respect to any of the Facility 1 Property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Property Liens"):

                        (i) Liens in favor of a Lessor Party securing the Lessee
                  Obligations and other Lessor Liens;

                        (ii) Liens and easements in existence on the
                  Commencement Date to the extent reflected in the title insurance policies delivered to Agent pursuant to Paragraph
                  3.02 of and Schedule 3.02 to the Participation Agreement and approved by Lessor;

                        (iii) Liens for taxes or other Governmental Charges not
                  at the time delinquent or thereafter payable without penalty;

                        (iv) Liens of carriers, warehousemen, mechanics,
                  materialmen and vendors and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue;

                        (vi) Easements granted or created in connection with and
                  reasonably necessary for the construction of the New Improvements as approved by Lessor; and

                        (vi) Lessor Liens.

            Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly (A) pay all Indebtedness of Lessee and other obligations prior to the time the non-payment thereof would give rise to a Lien on the Facility 1 Property and (B) discharge, at its sole cost and expense, any Lien on the Facility 1 Property which is not a Permitted Facility 1 Property Lien.

            (c) Subparagraphs 5.01(e) and 5.01(h) are hereby amended by changing the amount "$2,500,000" wherever it appears therein to "$10,000,000".

            (d) Exhibit A is amended by releasing and deleting therefrom that certain portion of Part 1 (Tract 1, 3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476.

      3. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the "Effective Date" as defined in the Second Amendment to Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 5 thereof.

      4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Facility 1 Lease Agreement and the other Operative Documents to the Facility 1 Lease Agreement shall mean the Facility 1 Lease Agreement as amended hereby. Except as specifically amended above, (a) the Facility 1 Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Facility 1 Lease Agreement or any other Operative Document.

      5. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed as of the day and year first above written.

LESSEE:                             NOVELLUS SYSTEMS, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

LESSOR:                             ABN AMRO LEASING, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ________ 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        _______________________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ___________, 2001, before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        _______________________________________

                                    EXHIBIT B

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  John Rivers, Esq.

-------------------------------------------------------------------------------
                 FIRST AMENDMENT TO FACILITY 2 LEASE AGREEMENT,
                AND PARTIAL RELEASE OF CONSTRUCTION DEED OF TRUST
                            WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

      THIS FIRST AMENDMENT TO FACILITY 2 LEASE AGREEMENT, AND PARTIAL RELEASE OF CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of April 13, 2001, is entered into by and between:

            (1) NOVELLUS SYSTEMS, INC., a California corporation ("Lessee"); and

            (2) ABN AMRO LEASING, INC., an Illinois corporation, as lessor under the Facility 1 Lease Agreement (as defined below) and as trustee under the deed of trust contained therein ("Lessor").

                                    RECITALS

      A. Lessee, Lease Plan North America, Inc. ("Head Lessor"), Lessor, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and ABN AMRO BANK, N.V., as agent for the Participants (in such capacity, "Agent"), are parties to that certain Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

      B. Pursuant to the Participation Agreement, Lessee and Lessor executed a Facility 2 Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1998, affecting certain real property located in Santa Clara County, California, described in Exhibit A thereto (the "Facility 2 Lease Agreement"). The Facility 2 Lease Agreement was recorded in the Official Records of Santa Clara County, California, on September 1, 1998, as Document No. 14367292.

      C. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Lessee thereunder and (2) make certain other changes.

      D. Pursuant to a Second Amendment to Participation Agreement dated as of April 13, 2001 (the "Second Amendment to Participation Agreement") among Lessee, Head Lessor, Lessor, Participants and Agent, Head Lessor, Lessor, Participants and Agent have agreed to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in the Second Amendment to Participation Agreement, including without limitation, the execution and delivery by Lessee of this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee and Lessor hereby agree as follows:

      1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

      2. AMENDMENT TO THE FACILITY 2 LEASE AGREEMENT. The Facility 2 Lease Agreement is hereby amended as follows:

            (a) Subparagraphs 2.07(a) and 2.07(b) are hereby amended by changing the introductory clause "As security for the Lessee Obligations," in each to "As security for the Lessee Obligations under Facility 2."

            (b) Subparagraph 3.07(a) is amended to read in its entirety as follows:

                  (a) Lessee's Covenants. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall not create, incur, assume or permit to exist any Lien or easement on or with respect to any of the Facility 1 Property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Property Liens"):

                        (i) Liens in favor of a Lessor Party securing the Lessee
                  Obligations and other Lessor Liens;

                        (ii) Liens and easements in existence on the
                  Commencement Date to the extent reflected in the title insurance policies delivered to Agent pursuant to Paragraph
                  3.02 of and Schedule 3.02 to the Participation Agreement and approved by Lessor;

                        (iii) Liens for taxes or other Governmental Charges not
                  at the time delinquent or thereafter payable without penalty;

                        (iv) Liens of carriers, warehousemen, mechanics,
                  materialmen and vendors and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue;

                        (vi) Easements granted or created in connection with and
                  reasonably necessary for the construction of the New Improvements as approved by Lessor; and

                        (vi) Lessor Liens.

            Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly (A) pay all Indebtedness of Lessee and other obligations prior to the time the non-payment thereof would give rise to a Lien on the Facility 1 Property and (B) discharge, at its sole cost and expense, any Lien on the Facility 1 Property which is not a Permitted Facility 1 Property Lien.

            (c) Subparagraphs 5.01(e) and 5.01(h) are hereby amended by changing the amount "$2,500,000" wherever it appears therein to "$10,000,000".

            (d) Schedule 3.03 is amended by changing the percentage "37.5%" appearing in clause (iii) thereof to "20.0%".

            (e) Exhibit A(2) is amended by releasing and deleting therefrom the property described in Part 1 (Tract 2, 3940 and 3950 N. First Street) and
      Part 3 (Tract 5, 90 Headquarters Drive), and Exhibit A(1) is amended by releasing and deleting therefrom that certain portion of Part 1 (Tract 1, 3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476, all of which released and deleted properties are more particularly described in Exhibit A hereto.

      3. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the "Effective Date" as defined in the Second Amendment to Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 5 thereof.

      4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Facility 2 Lease Agreement and the other Operative Documents to the Facility 2 Lease Agreement shall mean the Facility 2 Lease Agreement as amended hereby. Except as specifically amended above, (a) the Facility 2 Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Facility 2 Lease Agreement or any other Operative Document.

      5. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed as of the day and year first above written.

LESSEE:                             NOVELLUS SYSTEMS, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

LESSOR:                             ABN AMRO LEASING, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On _________ 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ___________, 2001, before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

                                  EXHIBIT A TO
                 FIRST AMENDMENT TO FACILITY 2 LEASE AGREEMENT,
                AND PARTIAL RELEASE OF CONSTRUCTION DEED OF TRUST
                            WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                                    EXHIBIT C

                               SECOND AMENDMENT TO
                         FACILITY 2 HEAD LEASE AGREEMENT

      THIS SECOND AMENDMENT TO FACILITY 2 HEAD LEASE AGREEMENT (this "Amendment"), dated as of April 13, 2001, is entered into by and between:

            (1) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Head Lessor"); and

            (2) ABN AMRO LEASING, INC., an Illinois corporation ("Head Lessee").

                                    RECITALS

      A. Novellus Systems, Inc, ("Lessee"), Head Lessor, Head Lessee, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and ABN AMRO BANK, N.V., as agent for the Participants (in such capacity, "Agent"), are parties to that certain Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

      B. Pursuant to the Participation Agreement, Head Lessee and Head Lessor executed a Facility 2 Head Lease Agreement dated as of August 31, 1998, affecting certain real property located in Santa Clara County, California, described in Exhibit A thereto, as amended by a First Amendment to Facility 2 Head Lease Agreement dated as of June 4, 1999 (as so amended, the "Facility 2 Head Lease Agreement"). A memorandum of the Facility 2 Head Lease Agreement and the First Amendment thereto were recorded in the Official Records of Santa Clara County, California, on September 1, 1998, as Document No. 14367290 and June 4, 1999, as Document No. 14845503 respectively.

      C. Lessee now has requested Head Lessor, Head Lessee, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Head Lessee thereunder and (2) make certain other changes.

      D. Pursuant to a Second Amendment to Participation Agreement dated as of April 13, 2001 (the "Second Amendment to Participation Agreement") among Lessee, Head Lessor, Head Lessee, Participants and Agent, Head Lessor, Head Lessee, Participants and Agent have agreed to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in the Second Amendment to Participation Agreement, including without limitation, the execution and delivery by Head Lessor and Head Lessee of this Amendment.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee and Lessor hereby agree as follows:

      1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

      2.AMENDMENT TO THE FACILITY 2 HEAD LEASE AGREEMENT. The Facility 2 Head Lease Agreement is hereby amended as follows:

               Exhibit A(2) is amended by deleting therefrom the property described in Part 1 (Tract 2, 3940 and 3950 N. First Street) and Part 3 (Tract 5, 90 Headquarters Drive), and Exhibit A(1) is amended by deleting therefrom that certain portion of Part 1 (Tract 1, 3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476, all of which deleted properties are more particularly described in Exhibit A hereto.

      3. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the "Effective Date" as defined in the Second Amendment to Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 5 thereof.

      4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Facility 2 Head Lease Agreement and the other Operative Documents to the Facility 2 Head Lease Agreement shall mean the Facility 2 Head Lease Agreement as amended hereby. Except as specifically amended above, (a) the Facility 2 Head Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Head Lessor, Head Lessee, the Participants or Agent, nor constitute a waiver of any provision of the Facility 2 Head Lease Agreement or any other Operative Document.

      5. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Head Lessor and Head Lessee have caused this Amendment to be executed as of the day and year first above written.

HEAD LESSOR:                        LEASE PLAN NORTH AMERICA, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

HEAD LESSEE:                        ABN AMRO LEASING, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On _________ 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ___________, 2001, before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

                                  EXHIBIT A TO
               SECOND AMENDMENT TO FACILITY 2 HEAD LEASE AGREEMENT

                                    EXHIBIT D

                               FIRST AMENDMENT TO
          ASSIGNMENT OF HEAD LEASE AGREEMENTS, SUBLEASE AGREEMENTS AND
                              PURCHASE AGREEMENTS

      THIS FIRST AMENDMENT TO ASSIGNMENT OF HEAD LEASE AGREEMENTS, SUBLEASE AGREEMENTS AND PURCHASE AGREEMENTS (this "Amendment"), dated as of April 13, 2001, is entered into by and between:

            (1) ABN AMRO LEASING, INC., an Illinois corporation ("Lessor")

            (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital A below (in such capacity, "Agent").

                                    RECITALS

      A. Novellus Systems, Inc, ("Lessee"), Lease Plan North America, Inc. ("Head Lessor"), Lessor, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and Agent, are parties to that certain Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

      B. Pursuant to the Participation Agreement, Lessor executed in favor of Agent an Assignment Of Head Lease Agreements, Sublease Agreements And Purchase Agreements dated as of August 31, 1998, affecting certain real property located in Santa Clara County, California, described in Exhibit A thereto (the "Assignment of Lease Agreements"). The Assignment of Lease Agreements was recorded in the Official Records of Santa Clara County, California, on September 1, 1998, as Document No. 14367296.

      C. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Lessee thereunder and (2) make certain other changes.

      D. Pursuant to a Second Amendment to Participation Agreement dated as of April 13, 2001 (the "Second Amendment to Participation Agreement") among Lessee, Head Lessor, Lessor, Participants and Agent, Head Lessor, Lessor, Participants and Agent have agreed to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in the Second Amendment to Participation Agreement, including without limitation, the execution and delivery by Lessor and Agent of this Amendment.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Agent hereby agree as follows:

      1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

      2. AMENDMENT TO THE ASSIGNMENT OF LEASE AGREEMENTS. The Assignment of Lease Agreements is hereby amended as follows:

            Exhibit A is amended by deleting therefrom the property described in
      Part 2 (Tract 2, 3940 and 3950 N. First Street), Part 5 (Tract 5, 90 Headquarters Drive), and that certain portion of Part 1 (Tract 1, 3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476, which deleted property is more particularly described in Exhibit A hereto.

      3. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the "Effective Date" as defined in the Second Amendment to Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 5 thereof.

      4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Assignment of Lease Agreements and the other Operative Documents to the Assignment of Lease Agreements shall mean the Assignment of Lease Agreements as amended hereby. Except as specifically amended above, (a) the Assignment of Lease Agreements and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Assignment of Lease Agreements or any other Operative Document.

      5. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessor and Agent have caused this Amendment to be executed as of the day and year first above written.

LESSOR:                             ABN AMRO LEASING, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

AGENT:                              ABN AMRO BANK N.V.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On _________ 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ___________, 2001, before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

                                  EXHIBIT A TO
             FIRST AMENDMENT TO ASSIGNMENT OF HEAD LEASE AGREEMENTS,
                  SUBLEASE AGREEMENTS AND PURCHASE AGREEMENTS

                                    EXHIBIT E

                  FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE,
                             AND PARTIAL RELEASE OF,
                           CONSTRUCTION DEED OF TRUST

      THIS FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF, CONSTRUCTION DEED OF TRUST (this "Amendment"), dated as of April 13, 2001, is entered into by and between:

            (1) ABN AMRO LEASING, INC., an Illinois corporation ("Lessor")

            (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital A below (in such capacity, "Agent").

                                    RECITALS

      A. Novellus Systems, Inc, ("Lessee"), Lease Plan North America, Inc. ("Head Lessor"), Lessor, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and Agent are parties to that certain Participation Agreement dated as of August 31, 1998 (as amended by a First Amendment thereto dated as of June 4, 1999, the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

      B. Pursuant to the Participation Agreement, Lessor executed in favor of Agent a Construction Deed Of Trust dated as of August 31, 1998, affecting certain real property located in Santa Clara County, California, described in Exhibit A thereto (the "Construction Deed Of Trust"). The Construction Deed Of Trust was recorded in the Official Records of Santa Clara County, California, on September 1, 1998, as Document No. 14367297.

      C. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) remove from Facility 2 certain of the property leased to Lessee thereunder and (2) make certain other changes.

      D. Pursuant to a Second Amendment to Participation Agreement dated as of April 13, 2001 (the "Second Amendment to Participation Agreement") among Lessee, Head Lessor, Lessor, Participants and Agent, Head Lessor, Lessor, Participants and Agent have agreed to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in the Second Amendment to Participation Agreement, including without limitation, the execution and delivery by Lessor and Agent of this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Agent hereby agree as follows:

      1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

      2. SUBSTITUTION OF TRUSTEE AND PARTIAL RELEASE OF PROPERTY AND
AMENDMENT TO THE CONSTRUCTION DEED OF TRUST. Agent hereby substitutes itself as trustee under the Construction Deed Of Trust in place of First American Title Insurance Company. The Construction Deed Of Trust is hereby amended as follows:

            Exhibit A is amended by releasing and deleting therefrom the property described in Part 2 (Tract 2, 3940 and 3950 N. First Street),
      Part 5 (Tract 5, 90 Headquarters Drive), and that certain portion of Part 1 (Tract 1, 3930 N. First St.) subject to Lot Line Adjustment Permit No. AT 00-11-150 recorded on March 8, 2001 in the Official Records of Santa Clara County, California, as Instrument No. 15585476, which released and deleted property is more particularly described in Exhibit A hereto.

      3. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the "Effective Date" as defined in the Second Amendment to Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 5 thereof.

      4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Construction Deed Of Trust and the other Operative Documents to the Construction Deed Of Trust shall mean the Construction Deed Of Trust as amended hereby. Except as specifically amended above, (a) the Construction Deed Of Trust and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Head Lessor, Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Construction Deed Of Trust or any other Operative Document.

      5. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        IN WITNESS WHEREOF, Lessor and Agent have caused this Amendment to be executed as of the day and year first above written.

LESSOR:                             ABN AMRO LEASING, INC.

                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

AGENT AND                           ABN AMRO BANK N.V.
SUBSTITUTED TRUSTEE:
                                    By:_________________________________
                                        Name:____________________________
                                        Title:_____________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On _________ 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

 STATE OF __________________________________)
                                            )
 COUNTY OF _________________________________)


               On ___________, 2001, before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]
                        __________________________________________

                                  EXHIBIT A TO
                  FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE,
               AND PARTIAL RELEASE OF, CONSTRUCTION DEED OF TRUST